Exhibit 10.3

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

Confidential

March 17, 2015

Thierry Bilbault, PhD

Chief Scientific Officer and Executive VP CMC

Cynapsus Therapeutics Inc.

828 Richmond St W

Toronto, Ontario, M6J 3P7

Canada

Parties: ARx, LLC and Cynapsus Therapeutics Inc.

ARx, LLC (“ARx”) and Cynapsus Therapeutics Inc. (“Cynapsus”) wish to set out the terms of their agreement with respect to the provision of services by ARx to Cynapsus related to the Product (as defined below) and certain related matters (the “Agreement”). In addition to the terms of the Agreement hereinafter set forth, the Parties intend to negotiate and execute a mutually satisfactory agreement with respect to the commercial supply of the Product (“CSA”) and certain key terms of the proposed CSA are also set out below.

The terms of the Agreement are as follows:

TERMS:

I. Product	Bi-Layer sublingual soluble film containing one apomorphine layer and one pyridoxine layer in various strengths for treatment of OFF episodes in Parkinson’s patients as set forth in the draft product specifications. (Exhibit A) (the “Product”)
II. Responsibilities

Pursuant to the Agreement, ARx shall provide:

• formulation, chemistry, manufacturing and control (“CMC”) support and documentation,

• clinical unit production and

• mixing, coating, slitting, manufacturing and testing

Pursuant to the future CSA, ARx shall provide:

• commercial supply

With respect to the Agreement, Cynapsus shall provide:

• final release of all Product manufactured by ARx,

• fulfillment of clinical requirements,

• analytical method development, validation, testing, and stability studies,

• management of patent filings with respect to Cynapsus-Owned Patents (as defined below); and,

• fulfillment of regulatory requirements, correspondence and documentation provided in support of Product filing

The items listed above with respect to the Agreement are defined as the “Responsibilities”.

Specific program activities and associated Responsibilities will be defined in mutually agreed upon Work Plans (“WP”), a template WP being attached to the Agreement as Exhibit B. In each WP, Cynapsus and ARx shall agree upon project scope, specifications, deliverables, price and timelines for the Responsibilities.

ARx Confidential	1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

III. Work Plan Terms

Each Party shall execute their respective Responsibilities according to the WP, associated deliverables, and in accordance with applicable laws and regulatory requirements.

ARx shall be the sole partner for formulation and process development activities for the Product during the term of the Agreement, unless otherwise agreed to by Parties in writing.

Unless otherwise agreed by the Parties in a WP, if either Party reasonably believes that it cannot meet its obligations under a WP, it shall provide the other Party written notice of such inability as soon as it determines that it cannot meet such obligations. Failure to provide such notice shall be considered a material breach of the Agreement.

In consideration of meeting the deliverable for the performance of the Responsibilities with respect to an individual WP, ARx will invoice Cynapsus in accordance with the deliverable specified in the WP and the terms and conditions specified in this Agreement.

IV. Term and Termination

The initial term of the Agreement shall begin on the effective date and continue for 5 years. Thereafter the Agreement shall automatically renew for successive one (1) year periods.

The following Sections shall survive the termination of this Agreement: V. Future Commercial Supply, VI. Intellectual Property, XI. Indemnification XII. Insurance and XIII: Assignment.

Convenience. At any time, a Party may terminate this Agreement effective upon one hundred and eighty (180) days prior written notice to the other Party.

Material Breach. Either Party may terminate this Agreement effective upon sixty (60) days prior written notice to the other Party, if the other Party commits a material breach of this Agreement and fails to cure such breach by the end of such sixty (60) day period.

Bankruptcy, etc. Either Party may terminate this Agreement effective upon written notice to the other Party, if the other Party becomes insolvent or admits in writing its inability to pay its debts as they become due, files a petition for bankruptcy, makes an assignment for the benefit of its creditors or has a receiver, trustee or other court officer appointed for its properties or assets.

Consequences. Unless otherwise agreed to, upon termination of this Agreement in accordance with this Article IV, ARx will be reimbursed for all costs reasonably incurred to the date notice of termination, such reimbursement not to exceed the total estimated WP price specified in the relevant WP. At the same time, the Parties may also agree upon other matters with respect to the termination of the Agreement.

ARx Confidential	2

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

V. Future Commercial Supply

The Parties anticipate entering into a CSA with respect to the United States of America (“Territory”), prior to Product filing with respect to U.S. Food and Drug Administration (“FDA”). The CSA shall contain the following material provisions and other terms and conditions typically included in commercial supply agreements with respect to pharmaceutical products.

ARx shall be the majority supplier of Product during the term of the CSA in the Territory, unless otherwise agreed to by the Parties in writing. Majority Supply shall be defined as [*****] % of demand or higher (“Majority Supply”).

As required by good commercial and supply practice, Cynapsus shall qualify a secondary supplier of the Product for contingency purposes (“Contingency Supplier”) in the Territory that shall be acceptable to ARx, acting reasonably. To enable the Contingency Supplier to successfully produce the Product, Cynapsus may request ARx’s technical transfer assistance for a mutually agreed upon cost. Continuing services provided by ARx to the Contingency Supplier with respect to the supply of the Product in the Territory shall be further defined in the CSA.

ARx shall have an option to provide to Cynapsus services in the Territory with respect to [*****] in connection with the Product (“Additional Services”), provided that (a) ARx has the regulatory authority and commercial capability to provide such Additional Services, in the opinion of Cynapsus, acting reasonably, and (b) the Additional Services that are offered are offered to Cynapsus on financial terms and conditions no less favorable than any other third party from which Cynapsus shall have solicited competing bids. In the event that ARx shall satisfy the conditions set out in the preceding sentence, the Parties shall negotiate in good faith such agreement(s) on commercially reasonable terms with respect to the Additional Services similar to those terms set forth in the CSA, to the extent relevant.

In the event that ARx shall obtain required regulatory approvals to manufacture the Product in one or more markets outside of the Territory and Cynapsus shall have decided to enter one or more such markets outside of the Territory, ARx shall be invited by Cynapsus to bid for the right to supply the Product in such market(s). Notwithstanding the above, Cynapsus shall retain the sole discretion to select one or more suppliers of the Product in markets outside of the Territory.

In consideration for the clarification of the intellectual property rights described in Section VI, Cynapsus, its successors and assigns shall pay to ARx [*****] % of the invoiced cost incurred by Cynapsus with respect to the manufacture of the Product, less the costs of the related active pharmaceutical ingredient and packaging, in the Territory by Contingency Supplier, or any other party outside of the Territory.

For as long as the CSA remains in force and the terms of this Article V are satisfied, ARx will not manufacture any apomorphine sublingual thin film generic Product applications in the Territory. Any additional exclusivity terms will be negotiated as part of the CSA.

ARx Confidential	3

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

VI. Intellectual Property

All rights, title, and interest to intellectual property, know how, trade secrets and data related to the Product are herein assigned and will be assigned as follows:

(a) ARx shall assign and herein assigns to Cynapsus all rights, title, and interest to U.S. Patent Nos. 8,414,922 and 8,846,074 and their U.S. and foreign counterparts (“Cynapsus – Owned Patents”). A confirmatory assignment assigning ARx’s rights to Cynapsus – Owned Patents is attached to the Agreement as Exhibit C.

(b) Cynapsus shall and herein grants ARx a non-exclusive, royalty- free, license to Cynapsus-Owned Patents in all fields, other than apomorphine sublingual thin film generic Product applications.

(c) Cynapsus owns all Product-related formulation and process know how, trade secrets and data generated pursuant to the Agreement /WPs (“Agreement-IP”).

(d) Cynapsus shall and herein grants ARx an exclusive, royalty-free, license to Agreement IP, in all fields, in respect of other products and formulations. As contemplated in V. Future Commercial Supply, ARx shall facilitate the transfer of the Agreement IP to the Contingent Supplier.

(f) Product Filings: solely owned by Cynapsus.

VII. Confidentiality	The Parties shall enter into an updated CDA consistent with the nature and scope of the Agreement.
VIII. ARx GMP Facilities	ARx shall be responsible for maintaining facilities within which (i) materials for human clinical evaluation and related stability studies are manufactured, analyzed, and/or stored, and/or (ii) material, data or other information for inclusion in a regulatory filing is generated, according to cGMP requirements and applicable FDA laws.
IX. Quality Agreement	The Parties shall execute a Quality Agreement prior to Phase III Clinical Studies.
X. Representations & Warranties

Both Parties represent and warrant to the other that it has the experience, capability and resources to fulfill the Responsibilities and that the Responsibilities shall be performed in a workmanlike manner with professional diligence and skill and in conformance with applicable specifications or requirements as set forth in the Agreement or the WP(s).

Both Parties represent and warrant to the other that the execution, delivery and performance of this Agreement have been authorized by all necessary corporate action, do not conflict with or result in a material breach of the articles of incorporation or by-laws of such Party or any material agreement by which such Party is bound, or any law, regulation or decree of any governmental entity or court that has jurisdiction over such Party.

Both Parties represent and warrant to the other that it is not now nor has in the past been suspended, debarred, disqualified, restricted or excluded or proposed for suspension, debarment, disqualification, restriction or exclusion under applicable laws. Neither Party has never been convicted of a felony under U.S. federal law for conduct relating to the development or approval of a drug product and/or relating to a drug product; and representatives who perform Responsibilities under this Agreement on behalf of the Parties are not now nor have in the past been suspended, debarred, disqualified, restricted or excluded or proposed for suspension, debarment, disqualification, restriction or exclusion under applicable laws.

Both Parties warrant that it and its representatives shall comply with all applicable laws during the term of and in the performance of the Agreement, and that both Parties’ actions in establishing and performing the Agreement have been and will be consistent with ethical business practices and without the influence of any association with any respective employee, officer or director that would amount to a conflict of interest.

Both Parties represent that it is not a party to any existing agreement that would prevent it from entering into and performing this Agreement or any WP.

Both Parties will not enter into any other agreement that is in conflict with its obligations under the Agreement.

ARx Confidential	4

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

XI. Indemnification

ARx: While this agreement is in place and for 2 years after the sale of the last ARx produced Product, except to the extent that it is proximately caused by the gross negligence, or intentional misconduct in the performance of its obligations under the Agreement by Cynapsus, ARx shall defend, indemnify and hold harmless Cynapsus and its officers, directors, employees, successors and assigns from and against any liabilities, claims, suits, actions, loss, damage, cost or expense (including reasonable attorneys’ fees and expenses) (“Loss”) arising from any third party claim, demand, assessment, action, suit or proceeding (“Claim”) arising from personal injury and/or death and/or loss of and/or damage to property as a result of ARx’s gross negligence or intentional misconduct in the performance of its obligations under the Agreement; provided, however, that ARx’s liability hereunder shall not exceed [*****] and, provided further, that ARx shall not provide an indemnity for infringement of any patent, copyright, trademark, trade secret or other intellectual property rights.

Cynapsus: While this Agreement is in place and for 2 years after the sale of the last Product sold by Cynapsus, except to the extent that it is proximately caused by the gross negligence, or intentional misconduct in the performance of its obligations under the Agreement by ARx, Cynapsus shall defend, indemnify and hold harmless ARx and its officers, directors, employees, successors and assigns from and against any Loss relating to the Product or arising from the performance of its obligations under this Agreement. For greater certainty, the obligations of Cynapsus under this paragraph do extend to defending, indemnifying and holding harmless ARx and its officers, directors, employees, successors and assigns from and against any Loss or any Claim related to any infringing by ARx of a 3rd party patent related to its method of making Cynpasus’ Product.

XII. Insurance

While this Agreement is in place and for 2 years after the expiration date of the last unit of Product sold by Cynapsus, Cynapsus shall maintain in full force and effect the following insurance coverage: (i) products liability; (ii) contractual liability; and (iii) clinical trials insurance (including coverage for any negligence on the part of Cynapsus in the conduct of any clinical trials as well as for any defects or negligence in the design of the clinical trial process). Insurance coverage for each of the foregoing subsections (i), (ii) and (iii) shall be in the minimum amount of [*****] per occurrence with an annual aggregate amount of [*****]. ARx shall be named as an additional insured and the policy/ies shall be endorsed to provide that Cynapsus has assumed the liability set forth above. The policy/ies shall also provide for at least 30 days’ notice to ARx of cancellation or nonrenewal. Cynapsus will provide ARx with a copy of a certificate of insurance related to such policy/ies upon execution of the Agreement.

While this Agreement is in place and for 2 years after the expiration date of the last unit of Product manufactured by ARx, ARx shall maintain in full force and effect the following insurance coverage for products liability. Insurance coverage for the foregoing shall be in the minimum amount of [*****] per occurrence with an annual aggregate amount of [*****]. The policy/ies shall also provide for at least 30 days’ notice to Cynapsus of cancellation or nonrenewal. ARx will provide Cynapsus with a copy of a certificate of insurance related to such policy/ies upon execution of the Agreement.

ARx Confidential	5

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

XIII. Assignment

Cynapsus may assign its rights and obligations under the Agreement, with written notice to ARx, provided that the terms and conditions of this Agreement shall be binding upon any assignee.

ARx may not assign its rights and obligations under the Agreement, unless given written consent by Cynapsus.

The terms of this Agreement shall be binding upon its successors and assigns.

XIV. Agreement Supersedes

The terms of the Agreement and WPs related hereto constitute the entire agreement between the Parties and will supersede the terms of the current agreement/agreements between ARx and Cynapsus, including WPs, whether oral or written, except for the CDA noted above.

Please indicate your acceptance and approval of the terms set forth above by signing and returning a copy of this letter.

Sincerely,

/s/ Tadgh Prendeville March 17, 2015

General Manager- ARx, LLC.

Cc: M. Greth (ARx)

CYNAPSUS ACCEPTANCE OF FOREGOING AGREEMENT:

Printed Name: Cynapsus Therapeutics Inc.

Title:	President and CEO

Signature:	/s/ Anthony Giovinazzo	Date:	April 6, 2015

ARx Confidential	6

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

EXHIBIT A – PRODUCT SPECIFICATIONS

Product Specification: APL-130277

Product Name: APL-130277

Active Pharmaceutical Ingredient: Apomorphine Hydrochloride USP

Dosage Form: Sublingual Thin Film

Description:

APL-130277 is a bilayer strip with one layer containing the active ingredient, apomorphine hydrochloride; and the other layer containing a buffer.

Dosage units of 10, 15, 20, 25, and 30 mg are achieved from a single formulation by cutting different sized rectangular strips from sheets of bulk film:

Apomorphine Hydrochloride Loading (mg)	Length (mm)	Width (mm)	Area (mm2)
10	[*****]	[*****]	[*****]
15	[*****]	[*****]	[*****]
20	[*****]	[*****]	[*****]
25	[*****]	[*****]	[*****]
30	[*****]	[*****]	[*****]

Proposed Indication:

On-demand management of “OFF” episodes in patients with Parkinson’s Disease.

Route of Administration: Sublingual

ARx Confidential	7

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

Proposed dose Range: 10, 15, 20, 25, and 30 mg APL-130277 per dose. Additional doses can be provided based on multiple strips administration (eg 2x20 mg strips for 40 mg dose etc..)

Bulk Release Specifications (ARx Specifications):

Bulk Apomorphine HCl Hemihydrate / pH Regulating Oral Dissolvable Bulk and Coated Film AC-93133

Coated Film Test	Acceptance Criteria
Residual Solvents	[*****] [*****]
Assay - Apomorphine	[*****]
Related Substances	[*****]
Bulk Uniformity	[*****] [*****] [*****] [*****]
pH	[*****]
Appearance	[*****]
Karl Fischer	[*****]
Water Activity	[*****]

ARx Confidential	8

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

General Drug Release Specifications:

Test	Acceptance Criteria	Analytical Procedure Type
Appearance	[*****] [*****]	[*****]
Identity	[*****] [*****] [*****]	[*****]
Assay	[*****]	[*****]
Specified Degradation Products Unspecified Degradation Product Total Impurities	[*****] [*****] [*****] [*****]	[*****]
Content Uniformity	[*****]	[*****]
Disintegration	[*****]	[*****]
pH	[*****]	[*****] [*****]
Water Content	[*****]	[*****]
Bioburden	[*****] [*****] [*****] [*****]	[*****] [*****] [*****]

ARx Confidential	9

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

EXHIBIT B – TEMPLATE WORK PLAN

Work Plan

CYNAPSUS THERAPEUTICS INC. (“Cynapsus”) and ARx, LLC (“ARx”) have entered into an Agreement dated March __, 2015 (the “Agreement”). Cynapsus and ARx enter into this Work Plan and Terms of Work as of , 20__ pursuant to Section 2 of the Agreement (“WP”). Except as modified by this WP, the terms and conditions of the Agreement are incorporated herein by reference and shall govern the performance of the duties of the Parties under this WP. Capitalized terms used herein and not otherwise defined are used as defined in the Agreement. In the event of any inconsistency between this WP and the Agreement, the terms of the Agreement shall govern.

PRODUCT DESCRIPTION: Bi-Layer sublingual soluble film containing one apomorphine layer and one pyridoxine layer in various strengths for treatment of OFF episodes in Parkinson’s patients as set forth in the draft product specifications.

Project Name: Chill

Quotation Number______________

MAJOR EVENTS:

Key Activities & Responsibilities Chart

Major Events	Timing	Comments
I.
II.
III.

ARx Confidential	10

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

Event Details	Responsibilities
	Client or Other	ARx
I.
Objective:		Materials:
Activities:	Materials:	Testing: Mix:
Batch Size:	Testing:	Bi-Layer:
Deliverables:	Bi-Layer:
Invoicing:		Documentation: GMP Batch Record Data Summary
II.
Objective:	Materials:	Materials:
Activities:	Testing:	Testing: Mix:
Batch Size:	Mix:	Apo Layer:

ARx Confidential	11

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

Event Details	Responsibilities
	Client or Other	ARx
Deliverables:	Apo Layer:	Bi-Layer:
Invoicing:	Bi-Layer	Documentation: GMP Batch Record Data Summary
III.
Objective:	Materials:	Materials:
Activities:	Testing:	Testing: Mix:
Batch Size:	Mix:	Apo Layer:
Deliverables:	Apo Layer:	Bi-Layer:
Invoicing:	Bi-Layer	Documentation: GMP Batch Record Data Summary
Event Details	Responsibilities
	Cynapsus or Other	ARx
IV. TOTAL

Please indicate your acceptance and approval of the WP set forth above by signing and returning a copy of this letter.

Sincerely,

Business Manager- ARx, LLC.

Cc: J. Lind (ARx), B. Lucabaugh (ARx)

CYNAPSUS ACCEPTANCE OF FOREGOING WORK PLAN SCOPE, RESPONSIBILITIES, TERMS, AND COST:

Printed Name:	Anthony Giovinazzo

Title:	President and CEO

Signature:	/s/ Anthony Giovinazzo

Date:	April 6, 2015

ARx Confidential	12

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

EXHIBIT C – CONFIRMATORY ASSIGNMENT

CONFIRMATORY ASSIGNMENT

WHEREAS, I/We,

ARx, LLC

400 Seaks Run Road

Glen Rock, PA, 17327

USA

(referred to as “ASSIGNOR”), has right, title and interest in:

SUBLINGUAL FILMS

for which the following patent applications were filed:

Title	Serial No.	Territory
SUBLINGUAL FILMS	U.S.S.N. 13/445,656, Granted as US Pat. No. 8,414,922	United States	Granted
	U.S.S.N. 13/858,638 Granted as US Pat. No. 8,846,074	United States	Granted
	U.S.S.N. 14/478,975 Filed 09/05/14	United States	Pending

ARx Confidential	13

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

SUBLINGUAL FILMS Corresponding international applications based upon PCT/US2011/65665, Filed 12/16/11 PCT Publication No. WO/2012/083269	Australia Appl. No. AU2011343429	Australia	Pending
	Brazil Appl. No. BR112013015204-4	Brazil	Pending
	Canada Appl. No. CA2821756	Canada	Pending
	China Appl. No. CN 103476372	China	Pending
	Hong Kong Appl. No. 14106298.0	Hong Kong	Pending
	Europe Appl. No. EP11848299.1	Europe	Pending
	Eurasia Appl. No. EA201390855	Eurasia	Pending
	Indonesia Appl. No. W00201303084	Indonesia	Pending
	India Appl. No. 6289/DELNP/2013	India	Pending
	Israel Appl. No. IL226962	Israel	Pending
	Japan Appl. No. JP2013-544855	Japan	Pending
	Mexico Appl. No. MX/a/2013/006911	Mexico	Pending
	New Zealand Appl. No. NZ612686	New Zealand	Pending
	South Africa Appl. No. ZA2013/04740	South Africa	Pending
	South Korea Appl. No. 2013-7018648	South Korea	Pending

and for which future applications may be filed, (collectively referred to as the “Application”),

and whereas

CYNAPSUS THERAPEUTICS, INC.

828 RICHMOND ST W

TORONTO, ON M6J 3P7

CANADA

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

(“ASSIGNEE”) desires to purchase all of ASSIGNOR’s rights in same;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations paid by the said ASSIGNEE, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR has and by these presents does hereby sell, assign, transfer and convey unto said ASSIGNEE all of ASSIGNOR’s rights, title, and interest in and to said Application, including in and to any conventional, division, continuation, continuation-in-part, substitution, reissue, renewal, re-exam, continued prosecution application (“CPA”), or request for continued examination (“RCE”) thereof, and in and to all inventions, (herein collectively referred to as “Related U.S. Applications”), preparatory to obtaining Letters Patent of the United States therefore; and ASSIGNOR hereby requests the Commissioner of Patents and Trademarks to issue any and all Letters Patent of the United States resulting from said Application and Related U.S. Applications, to ASSIGNEE, for its interest and for the sole use and benefit of ASSIGNEE and its assigns and legal representatives.

For the same consideration, ASSIGNOR, by these presents does sell, assign, and transfer to ASSIGNEE all of ASSIGNOR’s rights, title and interest in and to any foreign and international applications related to and/or seeking benefit of said Application and Related U.S. Applications, and in and to all inventions (herein collectively referred to as “Related Foreign Applications”), in and to any Letters Patent and similar protective rights granted on said Related Foreign Applications, and in and to the right to claim any applicable priority rights arising from or required for said Related Foreign Applications under the terms of any applicable conventions, treaties, statutes, or regulations, said Related Foreign Applications to be filed and issued in the name of ASSIGNEE or its designee, insofar as permitted by applicable law.

For the same consideration, ASSIGNOR agrees, but at ASSIGNEE’S expense, to sign all lawful papers, execute said Application, Related U.S. Applications and Related Foreign Applications, make all assignments and rightful oaths, assist in prosecution of said Application, Related U.S. Applications and Related Foreign Applications, assist in prosecution of legal proceedings, and generally do everything reasonably possible to aid ASSIGNEE its successors, assigns, and nominees, to obtain and enforce proper protection for all said inventions in all countries throughout the world.

AND, for the same consideration, ASSIGNOR also hereby sells, assigns and transfers unto ASSIGNEE all of ASSIGNOR’s rights and claims to sue for damages and other remedies with respect to any and all past infringement of all said Application, Related U.S. Applications, and Related Foreign Applications, including said inventions which may have occurred before the date of this Assignment.

ARx Confidential	15

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Project Name: Chill

SIGNED this 20th day of March, 2015:

Tadgh Prendeville: General Manager, ARx, LLC	/s/ Tadgh Prendeville
Name	Signature

SIGNED this 20th day of March, 2015:

Anthony Giovinazzo, President and CEO	/s/ Anthony Giovinazzo
Name	Signature

ARx Confidential	16